Exhibit 10.58
RECORDING REQUESTED BY AND,
WHEN RECORDED, RETURN TO:
NetApp, Inc.
7301 Kit Creek Road
Research Triangle Park, NC 27709
Attention: Ingemar Lanevi
AGREEMENT CONCERNING
GROUND LEASE (FOR RTP DATA CENTER)
     THIS AGREEMENT CONCERNING GROUND LEASE (this “Agreement”) dated as of April 1, 2009 (the “Effective Date”), is made by and between BNP PARIBAS LEASING CORPORATION (“BNPPLC”), a Delaware corporation, and NETAPP, INC. (“NAI”), a Delaware corporation, which is the successor by merger to Network Appliance, Inc.
RECITALS
This Agreement is entered into upon, and with respect to, the following facts and intentions:
     A. BNPPLC and NAI’s predecessor-in-interest, Network Appliance, Inc., have heretofore entered into the following agreements:
     (1) Amended and Restated Ground Lease (RTP Data Center) dated as of November 29, 2007 (as the same may have been modified, the “Ground Lease”), which (A) was referenced in the two recorded short form documents described in the next two subparagraphs, and (B) was an amendment and restatement of the Ground Lease dated as of July 17, 2007 recorded in Book 012665, page 00268 of the Wake County, North Carolina Registry. Pursuant to the Ground Lease, NAI, as ground lessor, ground leased to BNPPLC, as ground lessee, that certain land more particularly described in Exhibit A attached hereto and incorporated herein by this reference (herein the “Land”).
     (2) Amended and Restated Lease Agreement (RTP Data Center) dated as of November 29, 2007 (as the same may have been modified, the “Sublease”), which was the subject of that certain Short Form of Amended and Restated Lease Agreement dated as of November 29, 2007 (the “Short Form of Sublease”) recorded in Book 013007, page 01436 of the Wake County, North Carolina Registry. Under the Sublease, BNPPLC, as sublessor, leased to NAI, as sublessee, BNPPLC’s ground leasehold interest in the Land and all of the improvements located thereon (collectively the “Subleased Premises”).
     (3) Amended and Restated Purchase Agreement (RTP Data Center) dated as of November 29, 2007 (as the same may have been modified, the “Purchase Agreement”), which was the subject of that certain Memorandum of Amended and Restated Purchase Agreement dated as of November 29, 2007, recorded in Book 013007, page 01454 of the Wake County, North Carolina Registry.
     (4) Amended and Restated Common Definitions and Provisions Agreement (RTP Data Center) dated as of November 29, 2007 (as the same may have been modified, the “Common Definitions and Provisions Agreement”), which was not recorded, but was incorporated by reference into the documents listed above. As used in this Agreement, capitalized terms defined in the Common Definitions and Provisions Agreement and not otherwise defined in this Agreement are intended to have the respective meanings assigned to them in the Common Definitions and Provisions Agreement.
     B. BNPPLC and NAI now mutually wish to terminate the Ground Lease on the terms and conditions more particularly herein set forth.
AGREEMENT
NOW, THEREFORE, for good and valuable consideration the adequacy of which is hereby acknowledges, the parties hereto agree as follows:
     1. Termination of Ground Lease. As of the Effective Date, BNPPLC hereby surrenders all of its right title and interest in the Ground Lease unto NAI, subject only to the “Permitted Encumbrances” described in Exhibit B attached hereto and incorporated herein by this reference, and the Ground Lease is hereby terminated. Notwithstanding anything to the contrary in this Agreement, BNPPLC does, for itself and its successors, covenant, warrant and agree to defend the title to the Land against claims and demands of any person claiming under or through a Lien Removable by BNPPLC. Except as expressly set forth in the preceding sentence, BNPPLC makes no warranty of title, express or implied, concerning the Land.
     2. Acknowledgment of Reversion. BNPPLC also acknowledges and agrees that because of the termination of the Ground Lease, all of BNPPLC’s right, title and interest in and to the following property will revert to NAI and BNPPLC does hereby forever relinquish, waive, and quitclaim unto NAI (subject to such Permitted Encumbrances):
A.	the Sublease;

B.	the Purchase Agreement;

C.	any pending or future award made because of our condemnation affecting the Property or because of any conveyance to be made in lieu thereof, and any unpaid proceeds of insurance or claim or cause of action for damages, loss or injury to the Subleased Premises; and
Agreement Concerning Ground Lease (RTP Data Center) — Page 2

D.	all other property included within the definition of “Property” as set forth in the Purchase Agreement, including the Subleased Premises;
provided, however, that excluded from this provision and quitclaim, and reserved to BNPPLC, are any rights or privileges of BNPPLC under the following are expressly reserved and retained by BNPPLC: (I) the indemnities set forth in the Sublease and the Ground Lease, whether such rights are presently known or unknown, including rights of BNPPLC to be indemnified against environmental claims of third parties, as provided in the Ground Lease which may not presently be known; and (ii) provision in the Sublease that establish the right of BNPPLC to recover any accrued unpaid rent under the Sublease which may be outstanding as of the date hereof; and (iii) agreements between BNPPLC and BNPPLC’s Parent or any Participant, or any modification or extension thereof.
BNPPLC agrees to warrant and defend the title to the Subleased Premises as herein relinquished, against claims and demands of any person claiming under or through a Lien Removable by BNPPLC relating to the Subleased Premises. Except as expressly set forth in the preceding sentence, BNPPLC makes no warranty of title, express or implied, concerning the Subleased Premises or any other property referenced or described in this Section 2.
     3. “As Is” Reversion. Notwithstanding any contrary provisions contained herein, NAI acknowledges that BNPPLC makes no representations or warranties of any nature or kind, whether statutory, express or implied, with respect to environmental matters or the physical condition of the Subleased Premises, and NAI, by acceptance of this agreement, accepts the Subleased Premises “As Is,” “Where Is,” and “With All Faults,” and without any such representation or warranty by BNPPLC as to environmental matters, the physical condition of the Subleased Premises, compliance with subdivision or platting requirements or construction of any improvements. Without limiting the generality of the foregoing, NAI hereby further acknowledges and agrees that warranties of merchantability and fitness for a particular purpose are excluded from the transactions contemplated by this Agreement, as are any warranties arising from a course of dealing or usage of trade. NAI hereby assumes all risk and liability (and agrees that BNPPLC will not be liability for any special, direct, indirect, consequential, or other damages) resulting or arising from or relating to the ownership, use, condition, location, maintenance, repair, or operation of the Subleased Premises, except for damages proximately caused by (and attributed by any applicable principles of comparative fault to) any “Established Misconduct” (as defined in the Common Definitions and Provisions Agreement) of BNPPLC.
     4. Binding Effect. The terms, provisions, covenants, and conditions hereof will be binding upon NAI and BNPPLC and their respective successors and assigns, and any other party claiming through either of them, and will inure to the benefit of NAI and BNPPLC and all transferees, mortgages, successors and assigns.
Agreement Concerning Ground Lease (RTP Data Center) — Page 3

     5. Miscellaneous. This Agreement and any other agreement relating hereto and executed concurrently herewith represent the entire agreement of the parties hereto with respect to the subject matter hereof and supersede any prior negotiations and agreement between BNPPLC and NAI concerning the subject matter hereof. No amendment or modification of this Agreement will be binding or valid unless express in a writing executed by both parties hereto. This Agreement will be governed by and construed in accordance with the laws of the State of North Carolina without regard to conflict or choice of laws. Words in the singular number will be held to include the plural and vice versa, unless the context otherwise requires. This Agreement may be executed in counterparts, each of which will be an original and all of which together will be a single instrument.
[Signature pages follow.]
Agreement Concerning Ground Lease (RTP Data Center) — Page 4

IN WITNESS WHEREOF, BNPPLC and NAI have signed this Agreement Concerning Ground Lease as of the date(s) of their respective acknowledgments before notaries indicated below, but to be effective as of April 1, 2009.

BNP PARIBAS LEASING CORPORATION, a Delaware corporation
By:
	Name:	Lloyd G. Cox
	Title:	Managing Director

STATE OF DALLAS	)
	)	SS
COUNTY OF TEXAS	)
I,                                                             , certify that Lloyd G. Cox personally came before me this day and acknowledged that he is Managing Director of BNP Paribas Leasing Corporation, a Delaware corporation, and that he, as a Managing Director being duly authorized to do so, executed the foregoing on behalf of the corporation.
Witness my hand and official seal this the                      day of March, 2009.

Notary Public, State of Texas
My Commission Expires:

(Notary Seal)
Agreement Concerning Ground Lease (RTP Data Center) — Signature Page

[Continuation of signature pages to Agreement Concerning Ground Lease dated to be effective as of April 1, 2009.]

NETAPP, INC., a Delaware corporation, which is the successor in interest by merger to Network Appliance, Inc.
By:
	Name:	Ingemar Lanevi
	Title:	Vice President and Corporate Treasurer

STATE OF CALIFORNIA	)
	)	SS
COUNTY OF SANTA CLARA	)
I,                                                             , certify that Ingemar Lanevi personally came before me this day and acknowledged that he is Vice President and Corporate Treasurer of NetApp, Inc., a Delaware corporation, and that he, as a Vice President and Corporate Treasurer being duly authorized to do so, executed the foregoing on behalf of the corporation.
Witness my hand and official seal this the ___day of March, 2009.

Notary Public, State of California
My Commission Expires:

(Notary Seal)
Agreement Concerning Ground Lease (RTP Data Center) — Signature Page

Exhibit A
Legal Description
BEING a portion of Site 12 as shown on the map entitled “Exempt Subdivision Map of Site 12”, prepared by Barbara H. Mulkey Engineering, Inc., on May 30, 2000 as recorded in the Book of Maps 2000, Page 1300, Wake County, North Carolina Registry, such portion being described as follows:
Unit 4 and the Additional Leased Premises, both as defined below (collectively, the “Ground Lease Premises”).
As used in this Exhibit:
(1) “Additional Leased Premises” means the land surrounding and adjacent to Unit 4, depicted on the site plan attached to and made a part of this Exhibit as the area shaded in gray, which includes parking lots, driveways and other areas within the larger area designated as Common Elements in the Condominium Declaration. The outer boundaries of the Additional Leased Premises are described by metes and bounds on the last page attached to and made a part of this Exhibit. All land within those outer boundaries, other than Unit 4, is included in the Additional Leased Premises.
(2) “Condominium Declaration” means the Declaration of Condominium for NetApp RTP Phase I Condominium recorded in Book 012647, Page 01310, Wake County, North Carolina Registry.
(3) “Condominium Map” means the plat provided to BNP Paribas Leasing Corporation (“BNPPLC”) by Network Appliance, Inc. (“NAI”) attached to and made a part of this Exhibit. (The Condominium Map has also been filed in the Book of Maps CM2007, Page 444A1, Wake County, North Carolina Registry.)
(4) “Unit 4” means the land designated and described in the Condominium Declaration as Unit 4 and is shown on the Condominium Map and site plan attached to and made a part of this Exhibit.
TOGETHER WITH, easements appurtenant to the Amended and Restated Ground Lease Premises as described in Exhibit A attached to the Ground Lease dated as of November 29, 2007 between BNPPLC, as lessee, and NAI, as lessor (the “Ground Lease”);
SUBJECT, HOWEVER, to an easement reserved over the Additional Leased Premises (but not any part of Unit 4) in favor of the Association as described in Exhibit A attached to the Ground Lease.

Attachment to Exhibit A - Condominium Map

VICINITY MAP
LOUIS STEPHENS DRIVE
GRAPHIC SCALE
Unit 4
RECORDED IN BOOK OF MAPS ____ PAGE ____ WAKE COUNTY REGISTRY
Book CM 2007 Page 444 A1
CONDOMINIUM PLAT OF
NETAPP RTP PHASE 1 CONDOMINIUM
SURVEY FOR
NETWORK APPLIANCE, INC.
OWNER INFORMATION
NETWORK APPLIANCE, INC.
DB 10941 PG 2004
BALLENTINE
ASSOCIATES, P.A.

Exhibit A to Agreement Concerning Ground Lease (RTP Data Center) — Page 2

Attachment to Exhibit A - Depiction of "Additional Leased Premises"
7301
"Additional Leased Premises"
CP
R=925.04'
L=113.05'
CHORD
=S42°48'33"E
112.98'
CP
KITT CREEK ROAD
(150' PUBLIC R/W)
N32°57'24"E
401.61'
PROPOSED PARKING AREA
ADDITIONAL LEASED PREMISES
233621 sq.ft.
5.36 acres
S39°16'29"E
571.64'
CP
N48°55'31"E
50.30'
CP
PROPOSED
BUILDING 4
DATA STORAGE FACILITY
N12°44'00"W
279.97'
CP
S83°31'01"W
483.47'
S50°41'31"W
100.00'
IPF
IPF
CP
CP
FLOOD EASEMENT
BM 2005 PG 852
PRELIMINARY PLAT: NOT FOR RECORDATION, SALES OR CONVEYANCES

BALLENTINE ASSOCIATES, P.A.
221 PROVIDENCE ROAD, CHAPEL HILL, N.C. 27514
(919) 929 – 0481 (919) 489 – 4789

LEASE AREA OF

NETWORK APPLIANCE, INC.

JOB #:	207002.00
SCALE:	1" = 80'
DATE:	JULY 11, 2007
DRAWN BY:	RAM
REVIEWED BY:	JD
REVISIONS:	1) 7-13-07

Exhibit A to Agreement Concerning Ground Lease (RTP Data Center) — Page 3

Attachment to Exhibit A — Metes and Bounds
Description of “Additional Leased Premises”
The following is a metes and bounds description of the outer boundaries of the Additional Leased Premise:
BEGINNING at NCGS Monument “Hopson”, said monument having NC Grid Coordinates of N=773,721.48 and E=2,034,907.39 (NAD 83), traveling thence South 11° 44’ 59” West 6154.66 feet to a right-of-way monument on the southern margin of Louis Stephens Drive (a 100 foot public- right-of-way), thence North 72° 48’ 35” East 164.29 feet to a right-of-way monument on the southern margin of Kit Creek Road (a 150 foot public right-of-way); thence with the southern margin of said Kit Creek Road the following two (2) courses and distances:
(1) South 68° 46’ 54 East 4l2.64 feet to a right-of-way monument, and
(2) with a curve to the right having a radius of 924.83 feet, an arc length of 475.96, and a chord bearing and distance of South 54° 02’ 59”
      East 470.72 feet to a computed point;
said computed being the POINT AND PLACE OF BEGINNING: thence from said point of beginning and continuing with the southern margin of Kit Creek Road South 39° 18’ 29” East 571.64 feet to a computed point, thence cornering and leaving said right-of-way and with the common line of property now or formerly owned by Research Triangle Foundation of NC (DB 1670 PG 239) the following two (2) courses and distances:
     (1) South 50° 41’ 31” West 100.00 feet to an iron pipe found; and
     (2) South 83° 31’ 01” West 483.47 feet to an iron pipe found;
thence cornering and along three (3) new lines within the bounds of property owned by Network Appliance, Inc. (DB 10941 Pg 2054) as follows:
     (1) North 12° 44’ 00” West 279.97 feet;
     (2) North 48° 55’ 31” West 50.30 feet; and
     (3) North 32° 57’ 24” East 401.61 feet to a point along the southern margin of said Kit Creek Road; thence with the southern margin of Kit Creek Road along a curve to the right having a radius of 925.04 feet, an arc length of 113.05 feet and a chord bearing and distance of South 42° 48’ 33” East 112.98 feet to the POINT AND PLACE OF BEGINNING, containing 5.36 acres (233,621 square feet), more or less, said area shown on the rendering attached hereto.
Exhibit A to Agreement Concerning Ground Lease (RTP Data Center) — Page 4

Exhibit B
Permitted Encumbrances
This agreement is made subject to all encumbrances not constituting a “Lien Removable by BNPPLC” (as defined in the Common Definitions and Provisions Agreement), including the following matters to the extent the same are still valid and in force:
This conveyance is subject to all encumbrances not constituting a “Lien Removable by BNPPLC” (as defined in the Amended and Restated Common Definitions and Provisions Agreement), including the following matters to the extent the same are still valid and in force:
1.	Taxes for the year 2007 and subsequent years, not yet due and payable.

2.	Amended Declaration of Covenants recorded in Book 1663, page 559, Wake County Registry and Amended Conditions, Covenants, Restrictions and Reservations recorded in Book 3679, page 53, Wake County Registry as further amended and modified by instrument recorded in Book 3679, page 41, Wake County Registry; instrument recorded in Book 3679, page 48, Wake County Registry; and instrument recorded in Book 3679, page 53, Wake County Registry. The aforesaid covenants were extended by Extension Agreement recorded in Book 6098, page 683, Wake County Registry.

3.	Easement(s) to Duke Power Company recorded in Book 1306, page 330; Book 1262, page 51; Book 1262, page 186; Book 1306, page 334; Book 1389, page 570; and Book 1389, page 568, Wake County Registry.

4.	Sanitary Sewer Easement recorded in Book 4783, page 360, Wake County Registry; and shown in Map Book 1990, pages 973-976, Wake County Registry.

5.	Easement to Duke Power Company as shown in Plat Book 1985, page 1208 and Plat Book 1985, 1347, Wake County Registry.
Exhibit A to Agreement Concerning Ground Lease (RTP Data Center) — Page 5

6.	The following maters as shown on plat prepared by Barbara H. Mulkey Engineering, Inc., dated May 30, 2000 entitled “Exempt Subdivision Map of Site 12”, recorded in Book of Maps 2000, page 1300, Wake County Registry:
(a)	New permanent drainage easement along the eastern right of way identified on such plat as “Future Roadway for Louis Stephens Drive”;

(b)	Surface Cover Maintenance easement along the western boundary of Site 12 as shown on such plat;

(c)	One hundred (100) year flood zone along the southern boundary of Site 12 as shown on such plat;

(d)	Temporary drainage easement along norther boundary of Site 12 as shown on such plat;

(e)	Existing sixty (60) foot right of way of Kit Creek Road, which right of way is to be abandoned (if it has not already been abandoned) as located in the northeastern portion of Site 12 as shown on such plat;

(f)	Overhead electric lines located on the northeastern portion of Site 12 as shown on such plat;

(g)	Flood plain area, wetlands and creek located within the Natural Area Preserve as shown on such plat; and

(h)	Thirty (30) foot Wake County sanitary sewer easement within the Natural Areas Preserve as shown on such plat.
7. Except to the extent inconsistent with or in conflict with the requirements, limitations and qualifications of subparagraphs 11(K), 11(L) and 11(M) of the Ground Lease, the terms and conditions of the Condominium Declaration.

CERTIFICATION OF NON-FOREIGN STATUS
          Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform NETAPP, INC. (“Transferee”), a Delaware corporation, that withholding of tax is not required upon the disposition of a U.S. real property interest by BNP PARIBAS LEASING CORPORATION (“Transferor”), a Delaware corporation, the undersigned hereby certifies the following on behalf of Transferor:
1 Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);
2 Transferor is not a disregarded entity (as defined in Section 1.1445-2(b)(2)(iii) of the Income Tax Regulations);
3 Transferor’s U.S. employer identification number is 75-2252918; and
4 Transferor’s office address is:
BNP Paribas Leasing Corporation
100 Crescent Court, Suite 500
Dallas, Texas 75201
Attention: Lloyd G. Cox, Managing Director
Telecopy: (972) 788-9140
Transferor understands that this Certification of Non-Foreign Status may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.
Under penalties of perjury I declare that I have examined this Certification of Non-Foreign Status and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Transferor.
     Dated as of: April 1, 2009.

Lloyd G. Cox, acting as Managing Director of Transferor